SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT is made this 28 day of April 1998, by and between Beechport Capital Corp., a Colorado corporation ("Beechport"), Marketplace 2000, Inc., an Ohio corporation ("Marketplace"), Lawrence Schmelzer ("Shareholder"), Timothy J. Brasel. Paul H. Dragul and Joseph J. Peirce.

     WHEREAS, Beechport desires to acquire all of the issued and outstanding shares of common stock of Marketplace in exchange for an aggregate of 800,000 authorized but unissued restricted shares of the common stock, no par value, of Beechport (the "Common Stock") the "Exchange Offer"); and

     WHEREAS, Marketplace desires to assist Beechport in a business combination which will result in the shareholders of Marketplace owning approximately 50% of the then issued and outstanding shares of Beechport's Common Stock, and Beechport holding 100% of the issued and outstanding shares of Marketplace's common stock; and

     WHEREAS, the share exchange contemplated hereby will result in the Marketplace shareholders tendering all of the outstanding common stock of Marketplace to Beechport in exchange solely for the Common Stock and no other consideration, which the parties hereto intend to treat as a reorganization under I.R.C. Section 368(a)(1)(B).

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   ARTICLE 1
                             EXCHANGE OF SECURITIES

     1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, Beechport agrees to offer 10,000 shares of Common Stock for each share of Marketplace common stock issued and outstanding, or a total of 800,000 shares of Beechport's Common Stock. The Common Stock will be issued directly to the shareholders of Marketplace on the Closing, in the amounts set forth on Schedule 1, which is attached hereto and incorporated herein by reference.

     1.2 Exemption from Registration. The parties hereto intend that the Common Stock to be issued by Beechport to Marketplace shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.

                                    ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF MARKETPLACE

     Except as disclosed in Schedule 2 which is attached hereto and incorporated herein by reference, Marketplace hereby represents and warrants to Beechport that:

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     2.1     Organization.  Marketplace is a corporation duly organized, validly existing, and in good standing under the laws of Ohio, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.


     2.2 Capital. The authorized capital stock of Marketplace consists of 200 shares of Common Stock, of which 80 are currently issued and outstanding. All of the issued and outstanding shares of Marketplace are duly authorized, validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Marketplace to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. Marketplace does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     2.4 Directors and Officers. Schedule 2 contains the names and titles of all directors and officers of Marketplace as of the date of this Agreement.

     2.5 Financial Statements. Marketplace has delivered to Beechport its unaudited balance sheet as of April 15, 1998 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, however, the financials are not presented in accordance with generally accepted accounting principles. The Financial Statements accurately set out and describe the financial condition of Marketplace as of April 15, 1998.

     2.6 Absence of Changes. Since April 15, 1998, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Marketplace's knowledge, Marketplace has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of Marketplace or waived or surrendered any claim or right of material value.

     2.7 Absence of Undisclosed Liabilities. Neither Marketplace nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Beechport or have otherwise been disclosed to Beechport.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, Marketplace has filed all federal, state and local tax returns required by law, or has filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

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     2.9     Investigation of Financial Condition.  Without in any manner reducing or otherwise mitigating the representations contained herein, Beechport and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of Marketplace. Marketplace shall make available to Beechport and/or its attorneys all books and records of Marketplace.

     2.10 Trade Names and Rights. Marketplace does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

     2.11 Compliance with Laws. Marketplace has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, except for matters which would not have a material affect on Marketplace or its properties.

     2.12 Litigation. Marketplace is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of Marketplace, threatened against or affecting Marketplace or its business, assets or financial condition, except for matters which would not have a material affect on Marketplace or its properties. Marketplace is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Marketplace is not engaged in any lawsuit to recover any material amount of monies due to it.

     2.13 Authority. Marketplace has full corporate power and authority to enter into this Agreement. The board of directors of Marketplace has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Marketplace and the performance of the obligations of Marketplace under this Agreement. No other corporate proceedings on the part of Marketplace are necessary to authorize the execution and delivery of this Agreement by Marketplace in the performance of its obligations under this Agreement. This Agreement is, when executed and delivered by Marketplace, and will be a valid and binding agreement of Marketplace, enforceable against Marketplace in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

     2.14 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Marketplace of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will to the best of Marketplace's knowledge: (a) materially violate any provision of Marketplace's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a material default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Marketplace, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Marketplace is bound; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of Marketplace; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Marketplace is bound or subject.

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     2.15     Full Disclosure.  None of the representations and warranties made by Marketplace herein, or in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement by Marketplace, or on its behalf, contains or will contain any untrue statement of material fact.

     2.16 Assets. Marketplace has good and marketable title to all of its tangible properties and such tangible properties are not subject to any material liens or encumbrances.

     2.17 Material Contracts and Obligations. Attached hereto on Schedule 2 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which Marketplace is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by the Company in excess of $10,000; or which involve transactions or proposed transactions between the Company and its officers and directors. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by Beechport and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

     2.18 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Marketplace in connection with: (a) the execution and delivery by Marketplace of this Agreement; (b) the performance by Marketplace of its obligations under this Agreement; or (c) the consummation by Marketplace of the transactions contemplated under this Agreement.

                                  ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF BEECHPORT

     Except as disclosed in Schedule 3 which is attached hereto and incorporated herein by reference, Beechport represents and warrants to Marketplace that:

     3.1 Organization. Beechport is a corporation duly organized, valid existing, and in good standing under the laws of Colorado, has all necessary corporate powers to own properties and to carry on business, and it is not now conducting any business, except to the extent to which the effecting of the transaction contemplated by this Agreement constitutes doing business.

     3.2 Capitalization. The authorized capital stock of Beechport consists of 750,000,000 shares of no par value Common Stock of which 1,600,000 shares of Common Stock are currently issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Beechport to issue or to transfer from treasury any additional shares of its capital stock of any class, except that there are 456,817 Class A Warrants (exercisable at $4.40 until September 25, 1998) and 456,817 Class B Warrants (exercisable at $6.60 until September 25, 1998) outstanding.

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     3.3     Subsidiaries.  Beechport does not presently have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     3.4 Directors and Officers. Schedule 3 contains the names and titles of all directors and officers of Beechport as of the date of this Agreement.

     3.5 Financial Statements. Beechport has delivered to Marketplace its audited balance sheet and statements of operations and cash flows as of and for the period ended December 31, 1997 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. The current liabilities of Beechport are set forth on
Schedule 2. As of the Closing, the total liabilities of Beechport shall not exceed $20,000.

     3.6 Absence of Changes. Since December 31, 1997, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Beechport's knowledge, Beechport has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

     3.7 Absence of Undisclosed Liabilities. To the best of Beechport's knowledge, neither Beechport nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Marketplace.

     3.8 Tax Returns. Within the times and in the manner prescribed by law, Beechport has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Marketplace shall have the opportunity to meet with Beechport's accountants and attorneys to discuss the financial condition of Beechport. Beechport shall make available to Marketplace all books and records of Beechport.

     3.10 Trade Names and Rights. Beechport does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

     3.11 Compliance with Laws. To the best of Beechport's knowledge, Beechport has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business.

     3.12 Litigation. Beechport is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Beechport, threatened against or affecting Beechport or its business, assets, or financial condition. Beechport is not in default with respect to any order, writ,

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injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality. Beechport is not engaged in any legal action to recover moneys due to it.

     3.13 No Prior or Pending Investigation. Beechport is not aware of any prior or pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding Beechport or any officers or directors of Beechport or any shareholders or controlling persons of such shareholders.

     3.14 Authority. Beechport has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of Beechport has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Beechport, the performance of the obligations of Beechport under this Agreement and the consummation by Beechport of the transactions contemplated under this Agreement. No other corporate proceedings on the part of Beechport are necessary to authorize the execution and delivery of this Agreement by Beechport in the performance of its obligations under this Agreement. This Agreement is, and when executed and delivered by Beechport, will be a valid and binding agreement of Beechport, enforceable against Beechport in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

     3.15 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Beechport of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of Beechport's knowledge: (a) violate any provision of Beechport's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Beechport, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Beechport is bound; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of Beechport; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Beechport is bound or subject.

     3.16 Validity of Beechport Shares. The shares of Beechport Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

     3.17 Full Disclosure. None of the representations and warranties made by Beechport herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Beechport, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     3.18     Assets.  Beechport does not have any assets.

     3.19 Material Contracts and Obligations. Beechport has no material contracts to which it is a party or by which it is bound.

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     3.20     Consents and Approvals.  No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Beechport in connection with: (a) the execution and delivery by Beechport of its obligations under this Agreement; (b) the performance by Beechport of its obligations under this Agreement; or (c) the consummation by Beechport of the transactions contemplated by this Agreement.

     3.21 Real Property. Beechport does not own, use or claim any interest in any real property, including without limitation any license, leasehold or any similar interest in real property.

                                  ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     4.1 Share Ownership. Shareholders hold 100% of the issued and outstanding shares of Marketplace common stock. Such shares are owned of record and beneficially by Shareholders, and such shares are not subject to any lien, encumbrance or pledge, but they are restricted securities as defined in Rule 144 of the Securities Act of 1933. Shareholders have the full and requisite authority to exchange such shares pursuant to this Agreement.

     4.2 Investment Intent. Shareholders understand and acknowledge that the shares of Beechport Common Stock (the "Beechport Shares") are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 (the "Securities Act") for non-public offerings; and Shareholders make the following representations and warranties with the intent that the same may be relied upon in determining the suitability of Shareholders as purchasers of securities.

          (a) The Beechport Shares are being acquired solely for the account of Shareholders, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no intention of distributing or reselling any part of the Beechport Shares.

          (b) Shareholders agree not to dispose of their Beechport Shares or any portion thereof unless and until counsel for Beechport shall have determined that the intended disposition is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

          (c) Shareholders acknowledge that Beechport has made all documentation pertaining to all aspects of the Exchange Offer available to them, and has offered such persons an opportunity to discuss the Exchange Offer with the officers of Beechport.

          (d) Shareholders have relied solely upon independent investigations made by Shareholders.

          (e) Shareholders are knowledgeable and experienced in making and evaluating investments of this nature and desires to accept the Exchange Offer on the terms and conditions set forth.

          (f) Shareholders are able to bear the economic risk of an investment, as a result of the Exchange Offer, in the Beechport Shares.

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     4.3     Indemnification.  Shareholders recognize that the offer of the
Beechport shares to them are based upon their representations and warranties set forth and contained herein and hereby agree to indemnify and hold harmless Beechport against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any misrepresentations made herein by Shareholders.

     4.4 Legend. Shareholders agree and acknowledge that the certificates evidencing the Beechport Shares acquired pursuant to this Agreement will have a legend placed thereon stating that the securities have not been registered under the Act or any state securities laws and setting forth or referred to the restrictions on transferability and sales of the Shares.

                                   ARTICLE 5
                                   COVENANTS

     5.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

     5.2 Conduct of Business. Prior to the Closing, Beechport and Marketplace shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither Beechport nor Marketplace shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein.

                                  ARTICLE 6
                 CONDITIONS PRECEDENT TO BEECHPORT'S PERFORMANCE

     6.1 Conditions. The obligations of Beechport hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. Beechport may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Beechport of any other condition of or any of Beechport's other rights or remedies, at law or in equity, if Marketplace shall be in default of any of their representations, warranties, or covenants under this Agreement.

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     6.2     Accuracy of Representations.  Except as otherwise permitted by this Agreement, all representations and warranties by Marketplace in this Agreement or in any written statement that shall be delivered to Beechport by Marketplace under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Marketplace shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     6.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Marketplace on or before the Closing Date.

                                  ARTICLE 7
               CONDITIONS PRECEDENT TO MARKETPLACE'S PERFORMANCE

     7.1 Conditions. Marketplace's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 7. Marketplace may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Marketplace of any other condition of or any of Marketplace's rights or remedies, at law or in equity, if Beechport shall be in default of any of its representations, warranties, or covenants under this Agreement.

     7.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Beechport in this Agreement or in any written statement that shall be delivered to Marketplace by Beechport under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     7.3 Performance. Beechport shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Beechport on or before the Closing Date.

     7.5 Directors of Beechport. Effective on the Closing, Beechport shall have fixed the size of its Board of Directors at four (4) persons, and such Board of Directors shall include Timothy J. Brasel, Lawrence Schmelzer, Joseph Surace, and Brian Coughlin.

     7.6 Officers of Beechport. Effective on the Closing, Beechport shall have elected the following new Officers of Beechport:

     Lawrence Schmelzer  -  President

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                                  ARTICLE 8
                                   CLOSING

     8.1 Closing. The Closing of this transaction shall be held at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 Seventeenth Street, Suite 2700 South Tower, Denver, Colorado 80202, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties. At the Closing:

          (a) Shareholders shall deliver duly endorsed certificates representing their shares of Marketplace being exchanged for shares of Beechport.

          (b) Shareholders shall receive a certificate or certificates representing the number of shares of Beechport Common Stock for which the shares of Marketplace common stock shall have been exchanged.

          (c) Beechport shall deliver a signed Consent and/or Minutes of the Directors of Beechport approving this Agreement and each matter to be approved by the Directors of Beechport under this Agreement.

          (d) Marketplace shall deliver a signed Consent or Minutes of the Directors of Marketplace approving this Agreement and each matter to be approved by the Directors of Marketplace under this Agreement.

          (e) Lawrence Schmelzer shall deliver a check or wire payable to Krys Boyle Freedman Scott & Sawyer, P.C. Trust Account for $20,000 for the purpose of contributing this amount to the capital of Beechport at the price of $.25 per share.

          (f) Beechport shall deliver a certificate to Lawrence Schmelzer for 80,000 shares of Beechport's Common Stock.

                                  ARTICLE 9
                            RIGHT OF FIRST REFUSAL

     9.1 Timothy J. Brasel, Joseph J. Peirce and Paul H. Dragul, shareholders of Beechport, hereby grant to Lawrence Schmelzer a right of first refusal to purchase shares and Class A and Class B Warrants of Beechport they, or the members of their immediate family, currently own (as reflected on the transfer agent's shareholder list as of April 15, 1998) or control during the two year period commencing on the Closing Date. Before any sales are made of stock or warrants subject to this provision, the selling shareholder must provide to Schmelzer written notice of his intent to sell and Schmelzer shall have five business days to purchase the stock or warrants at the closing market price on the date of the written notice. If Schmelzer does not purchase the stock or warrants by the end of the five business days, the shareholder will be free to sell the stock or warrants..

                                  ARTICLE 10
                                MISCELLANEOUS

     10.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

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     10.2     No Oral Change.  This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     10.3 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     10.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     10.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

     10.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Colorado, except to the extent its conflict of laws provisions would apply the laws of another jurisdiction.

     10.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     Beechport:

          Beechport Capital Corp.
          5770 South Beech Court
          Greenwood Village, Colorado  80121

     with a copy to:

          Jon D. Sawyer, Esq.
          Krys Boyle Freedman & Sawyer, P.C.
          600 Seventeenth Street, Suite 2700 South Tower
          Denver, Colorado 80202

     Marketplace:

          Marketplace 2000, Inc.
          750 Prospect Avenue
          Cleveland, Ohio  44115

     with a copy to:

     10.8 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     10.9 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     10.10 Brokers. The parties hereto represent and agree that no broker has brought about the aforementioned transaction and no finder's fee has been paid or is payable by any party. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any broker or person, except as described in this paragraph.

     10.11 Announcements. Beechport and Marketplace will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

     10.12 Expenses. Beechport and Marketplace will pay their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

     10.13 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     AGREED TO AND ACCEPTED as of the date first above written.

BEECHPORT CAPITAL CORP.               MARKETPLACE 2000, INC.



By /s/ Timothy J. Brasel              By /s/ Lawrence Schmelzer
   Timothy J. Brasel, President          Lawrence Schmelzer, President

                                      SHAREHOLDER:


                                      /s/ Lawrence Schmelzer
                                      Lawrence Schmelzer


AS TO ARTICLE 9 ONLY:


/s/ Timothy J. Brasel
Timothy J. Brasel

/s/ Joseph J. Peirce
Joseph J. Peirce

/s/ Paul H. Dragul
Paul H. Dragul

                                 SCHEDULE 1
                       Stock Ownership of Marketplace and
                  Shares of Beechport to be Exchanged Therefor

                                                      Number of
                             Number of                Beechport
          Name               of Shares                  Shares

     Lawrence Schmelzer         80                       800,000

          Total                 80                       800,000

                                  SCHEDULE 2
                             MARKETPLACE 2000, INC.
                                ("Marketplace")


2.4     Directors and Officers of Marketplace:

             Lawrence Schmelzer - President and Director

2.17    Material Contracts of Marketplace:

             None.

                                  SCHEDULE 3
                             BEECHPORT CAPITAL CORP.
                                ("Beechport")



3.2     Directors and Officers of Beechport:

             Timothy J. Brasel   -   President, Secretary and Director

3.7     Liabilities of Beechport:

          Schumacher & Associates           $    256.16   (plus audit)
          Corporate Stock Transfer             1,573.51
          Krys Boyle Freedman & Sawyer, P.C.   2,457.32   (plus work on 10-K
                                                           and Marketplace
                                                           transaction)
          Loan from Brasel Family Partners     7,082.72

               Total                         $11,369.71

3.19     Material Contracts of Beechport

         None.

                                 CERTIFICATE

     I, Timothy J. Brasel, President of Beechport Capital Corp. ("Beechport"), on behalf of Beechport hereby certify as follows:

     All of the representations and warranties, covenants and conditions made by or on behalf of Beechport which are set forth in the Share Exchange Agreement with Marketplace 2000, Inc. (the "Agreement") are true and correct as of this date and that each of the conditions set forth in Sections 7.2 through 7.6 of the Agreement have been fulfilled as of this date.

     Dated:   June 30, 1998

                              /s/ Timothy J. Brasel
                              Timothy J. Brasel, President
                              Beechport Capital Corp.

                                 CERTIFICATE

     I, Lawrence Schmelzer, President of Marketplace 2000, Inc.
("Marketplace"), on behalf of Marketplace hereby certify as follows:

     All of the representations and warranties, covenants and conditions made by or on behalf of Marketplace which are set forth in the Share Exchange Agreement with Beechport Capital Corp. (the "Agreement") are true and correct as of this date and that each of the conditions set forth in Sections 6.2 through 6.4 of the Agreement have been fulfilled as of this date.

     Dated:   June 30, 1998

                              /s/ Lawrence Schmelzer
                              Lawrence Schmelzer, President
                              Marketplace 2000, Inc.